                            SCHEDULE 14A INFORMATION
                                 (Rule 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:


[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12


                         ENTERTAINMENT PROPERTIES TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                BRT REALTY TRUST
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on the table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                PROXY STATEMENT

                                       OF

                                BRT REALTY TRUST

                     IN OPPOSITION TO THE BOARD OF TRUSTEES
                                       OF
                         ENTERTAINMENT PROPERTIES TRUST
                            ------------------------

                      2001 ANNUAL MEETING OF SHAREHOLDERS

                                  INTRODUCTION


     This Proxy Statement (the "Proxy Statement") and the accompanying form of Proxy are being furnished by BRT Realty Trust, a Massachusetts real estate investment trust ("BRT"), to the owners of common shares of beneficial interest, par value $0.01 per share ("Common Shares"), of Entertainment Properties Trust (the "Company"), on or about March 30, 2001, in connection with the solicitation by BRT of proxies from the holders of Common Shares ("Shareholders") to be voted at the Company's 2001 Annual Meeting of Shareholders (the "Annual Meeting"). The Company has announced that the Annual Meeting will be at the Leawood Town Center Theatre, Leawood, Kansas at 10:00 a.m., local time. Although the Company has not yet announced the date of the Annual Meeting, we believe that it will be held on Wednesday, May 23, 2001.


     BRT is soliciting proxies from fellow Shareholders in order to elect Fredric H. Gould (the "BRT Nominee") to the Board of Trustees of the Company (the "Board") at the Annual Meeting. BRT is proposing Fredric H. Gould for the Board because it believes a new trustee who

     - has significant interests aligned with Shareholders,

     - is experienced in the real estate and finance fields, and

     - has no relationship with the Company's largest tenant

is needed to enhance shareholder value.

     THE SOLICITATION IS BEING MADE BY BRT AND NOT ON BEHALF OF THE BOARD.

     BRT is the largest Shareholder of the Company and has been a Shareholder since 1999. As of the date of this Proxy Statement, BRT is the beneficial owner of 1,355,600 Common Shares (or approximately 9.2% of the outstanding Common Shares). BRT is a real estate investment trust located at 60 Cutter Mill Road, Suite 303, Great Neck, New York 11021. Its principal business is originating and holding real estate mortgage loans.

               PLEASE IGNORE ANY PROXY CARD YOU RECEIVE FROM THE
         COMPANY. PLEASE RETURN ONLY BRT'S WHITE PROXY CARD AND DO NOT
        RETURN ANY PROXY CARD FROM THE COMPANY UNDER ANY CIRCUMSTANCES.

        IF YOU RETURN BOTH PROXY CARDS THERE IS A RISK THAT YOUR SHARES
         WILL NOT BE VOTED AS YOU DESIRE, BECAUSE ONLY THE LATEST DATED
                         PROXY CARD YOU SUBMIT COUNTS.

                      REASONS TO VOTE FOR THE BRT NOMINEE


     BRT is asking Shareholders to elect Fredric H. Gould to replace the incumbent trustee. As the Company's largest Shareholder, BRT has become dissatisfied with the Board's actions and is seeking to elect a nominee to the Board whose interests are more aligned with Shareholders to begin changing the way the Board operates.


     THE BOARD DECLINED PREVIOUS OFFERS BY BRT. Since May 2000, the Board has declined our proposals to make additional investments in the Company.



     - On May 31, 2000, we asked the Board to waive the 9.8% ownership limit in the Company's Declaration of Trust to allow BRT to continue to invest in the Company. We assured the Board that there would not be an adverse impact on the Company's REIT status. The Board continues to reject our request, which we believe is to the detriment of Shareholders. This restriction prevents us from buying additional Common Shares in the open market, which we believe has a negative impact on the price of Common Shares by eliminating a potential buyer interested in a large number of Common Shares.


     - On September 27, 2000, we offered to make a direct $20 million investment in the Company. We proposed to pay a 40% premium to the then current market price. Again, the Board said "no" and would not discuss this offer with us.

     It is BRT's view that the Board's negative response to BRT's proposals illustrates an unwillingness to provide a major Shareholder with greater input into the Company's plans, while the Company's stock continues to trade at what BRT believes are disappointing values.


     FREDRIC H. GOULD HAS THE EXPERIENCE WE BELIEVE YOUR COMPANY NEEDS. Fredric
H. Gould is an individual of integrity who has over 40 years of experience in the real estate industry. As BRT's Chairman and CEO and as a result of his other activities in the real estate industry, we believe he is a highly accomplished executive who is well-experienced at asset management, investment decision-making and capital markets activities. We believe Mr. Gould is capable of thoroughly understanding and directing our Company's business. By voting the enclosed WHITE Proxy Card for Fredric H. Gould, Shareholders can demonstrate to the other members of the Board their support for a nominee with more real estate experience than management's nominee.


     FREDRIC H. GOULD WILL WORK TO PROTECT SHAREHOLDER VALUE. BRT, as the Company's largest Shareholder, believes that a new perspective is needed on the Board to reinvigorate the process of enhancing shareholder value and to ensure that any strategic transactions are undertaken in the best interest of all Shareholders. Fredric H. Gould would be the designee of the Company's largest Shareholder, whose interests are strongly aligned with Shareholders because of its investment in the Company currently valued at approximately $19.3 million. Although Mr. Gould does not currently have a specific plan, if elected, he intends to embark on a strategy designed to focus management on maximizing the benefits of the current business.

     If elected, Fredric H. Gould, will not have the power by himself to cause the Board to act in any particular way. However, subject to his fiduciary duties to the Company and Shareholders under applicable law, Fredric H. Gould will attempt to influence his fellow directors to act in a manner that he believes is in the best interests of all Shareholders.


            EVEN AFTER YOU HAVE SUBMITTED YOUR PROXY, YOU MAY CHANGE


           YOUR VOTE AT ANY TIME BEFORE THE MEETING BY SENDING A DULY


              EXECUTED PROXY WITH A LATER DATE TO GEORGESON AT THE

                           ADDRESS ON THE BACK COVER.

                              NOMINEE FOR TRUSTEE

GENERAL

     The Bylaws of the Company provide that the exact number of trustees shall be fixed by resolution of the Board. According to public information, the Board currently consists of five members and is divided into three classes having three-year terms that expire in successive years. The term of office of the trustee in Class I expires at the Annual Meeting. BRT has nominated Frederic H. Gould to serve as Class I trustee for a term of three years and until his successor is duly elected and qualified. Mr. Gould has consented to serve as a trustee if elected.

THE BRT NOMINEE

     The information below concerning age and principal occupation has been furnished by Fredric H. Gould.


NAME                          AGE                       PRINCIPAL OCCUPATION
----                          ---                       --------------------
Fredric H. Gould(1).........  65    Mr. Gould is currently the Chairman of the Board of Trustees and Chief Executive Officer of BRT (NYSE: BRT), a real
                                    estate investment trust whose principal business is
                                    originating and holding for its own account senior and
                                    junior real estate mortgage loans secured by income
                                    producing real property. In addition, Mr. Gould is the
                                    General Partner of Gould Investors, L.P. ("Gould
                                    Investors"), Chairman of the Board of Georgetown Partners,
                                    Inc., Chairman of the Board and Chief Executive Officer of
                                    One Liberty Properties, Inc. ("One Liberty") (AMEX: OLP),
                                    President of REIT Management Corp., a Director of EastGroup
                                    Properties, Inc. (NYSE: EGP) and a Director of Yonkers
                                    Financial Corporation (NASD: YFCB) and its subsidiary, The
                                    Yonkers Savings and Loan FA


---------------
(1) Fredric H. Gould beneficially owns an aggregate of 1,390,337 Common Shares of the Company. Mr. Gould has sole voting and sole dispositive power over 2,112 Common Shares, which includes 1,850 Common Shares owned by him, individually, and 262 Common Shares owned by the Fredric H. Gould Spousal IRA. Fredric H. Gould also may be deemed to have shared voting and shared dispositive power over 1,388,225 Common Shares in his capacity as Chairman of the Board of Trustees and Chief Executive Officer of BRT (which beneficially owns 1,355,600 Common Shares), a General Partner of Gould Investors, L.P. (which beneficially owns 30,000 Common Shares) and Chairman of the Board and Chief Executive Officer of One Liberty Properties, Inc. (which beneficially owns 2,625 Common Shares). Gould Investors is a member of SASS/Gould Real Estate Securities LLC ("SASS/Gould") and an affiliate of Gould Investors is the sub-advisor to SASS/Gould. In the aggregate, BRT, Gould Investors, One Liberty, SASS/Gould (which beneficially owns 28,500 Common Shares), Fredric H. Gould, individually and in his Spousal IRA (which beneficially owns 262 Common Shares), Helaine Gould (who beneficially owns 1,000 Common Shares), Jeffrey Gould (who beneficially owns 300 Common Shares), Matthew Gould (who beneficially owns 350 Common Shares) and Israel Rosenzweig (who beneficially owns 5,300 Common Shares), who are acting as a group, own 1,397,287 Common Shares. The address of each of the foregoing is 60 Cutter Mill Road, Great Neck, NY 11021, other than SASS/Gould (which is 1185 Avenue of the Americas) and Helaine Gould (which is 5 Overlook Circle, Manhasset, NY 11030).

     Fredric H. Gould has entered into an Indemnification Agreement with BRT pursuant to which: (i) he has agreed to be named as a nominee for election as a trustee of the Company at the Annual Meeting; (ii) he (unless previously approved by BRT in writing) has agreed that he will not serve as a nominee for election as a trustee of the Company, or to otherwise stand for election as or become a trustee of the Company, as a nominee proposed by any other party (including the Board); and (iii) BRT has agreed to indemnify Fredric H. Gould from and against any losses incurred by Fredric H. Gould resulting from, relating to or arising out of the nomination of Fredric H. Gould for election as a trustee of the Company at the Annual Meeting.

 BRT RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE BRT NOMINEE LISTED ABOVE AND NOT RETURN THE COMPANY'S PROXY TO THE COMPANY AND NOT VOTE IN FAVOR OF THE
                            NOMINEE OF THE COMPANY.

         QUESTIONS CONCERNING THIS PROXY STATEMENT OR THE ACCOMPANYING
                    WHITE PROXY CARD SHOULD BE DIRECTED TO:

                   GEORGESON SHAREHOLDER COMMUNICATIONS INC.
                          17 STATE STREET, 10TH FLOOR
                            NEW YORK, NEW YORK 10004

                                 CALL TOLL FREE
                                 (800) 223-2064

                                     VOTING


     Based on public information, the Board has fixed the close of business on March 26, 2001 as the record date for the determination of the holders of Common Shares entitled to notice of and to vote at the Annual Meeting. Based on the latest available public information, there were 14,722,762 Common Shares outstanding on October 1, 2000. On all matters, including the election of the trustee, each holder of Common Shares will have one vote for each share held.


     The attendance at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding Common Shares entitled to vote at the Annual Meeting is necessary to constitute a quorum. "Broker non-votes" will be counted for purposes of determining whether there is a quorum. Similarly, a proxy marked "abstain" with respect to any matter will not be voted but will be counted as present. The affirmative vote of the holders of a plurality of the votes cast at the Annual Meeting is required for the election of the trustee. A properly signed Proxy marked "withhold authority" with respect to the election of the trustee will not be voted for the trustee so indicated, but will be counted to determine whether there is a quorum. The affirmative vote of a majority of the votes cast at the Annual Meeting will be necessary to ratify the appointment of Ernst & Young LLP as the Company's independent accountants for 2001. If any other matter properly comes before the Annual Meeting, its resolution will be determined by the affirmative vote of the holders of a majority of votes cast at the meeting. Since the election of the trustee and the ratification of the appointment of independent accountants will be determined by votes cast rather than by a percentage of the shares present, "broker non-votes" and abstentions will not affect the election of the trustee or the ratification of independent accountants.

     If the enclosed form of Proxy is executed and returned, it may nevertheless be revoked by the person giving it any time before the vote at the Annual Meeting either by filing with the Secretary of the Company a written notice of revocation or a proxy bearing a later date than the most recently submitted proxy or by attending the Annual Meeting and voting in person. The execution of a proxy will not affect a Shareholder's right to attend the Annual Meeting and vote in person, but attendance at the Annual Meeting will not, by itself, revoke a proxy.

     Unless contrary instructions are indicated on the enclosed White Proxy Card, all Common Shares represented by valid Proxies received pursuant to this solicitation (which have not been revoked as described above) will be voted (a) FOR the election of Fredric H. Gould, (b) FOR the ratification of the selection of Ernst & Young LLP as the Company's independent accountants for 2001 and (c) at the discretion of the Proxy holder(s), on such other business as may properly come before the Annual Meeting, including any adjournment(s) or postponements(s) thereof.

     IF YOU WISH TO VOTE FOR FREDRIC H. GOULD, YOU MUST EXECUTE AND RETURN THE ENCLOSED WHITE PROXY CARD AND SHOULD NOT EXECUTE OR RETURN THE COMPANY'S PROXY CARD.

     EVEN AFTER YOU HAVE SUBMITTED YOUR PROXY, YOU MAY CHANGE YOUR VOTE AT ANY TIME BEFORE THE MEETING BY SENDING A DULY EXECUTED PROXY WITH A LATER DATE TO GEORGESON AT THE ADDRESS ON THE BACK COVER.

     IF YOUR COMMON SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK OR NOMINEE ON THE RECORD DATE, ONLY IT CAN VOTE YOUR SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND GIVE INSTRUCTIONS FOR YOUR SHARES TO BE VOTED ON THE WHITE PROXY CARD FOR FREDRIC H. GOULD.

YOUR VOTE AT THIS YEAR'S ANNUAL MEETING IS ESPECIALLY IMPORTANT. PLEASE SIGN AND
 DATE THE ENCLOSED WHITE PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID
                               ENVELOPE PROMPTLY.

             INFORMATION CONCERNING PERSONS WHO MAY SOLICIT PROXIES


     Under the applicable regulations of the Securities and Exchange Commission, each of BRT and Fredric H. Gould is deemed to be a "participant" in BRT's solicitation of proxies. The following table sets forth the name, business address and principal occupation of Fredric H. Gould and any other person who may solicit proxies from Shareholders of the Company on behalf of BRT (each a "Participant").


     FREDRIC H. GOULD
     Chairman of the Board and
     Chief Executive Officer
     BRT Realty Trust
     60 Cutter Mill Road

     Great Neck, NY 11021


     SIMEON BRINBERG
     Senior Vice President and Secretary
     BRT Realty Trust
     60 Cutter Mill Road

     Great Neck, NY 11021


     MARK H. LUNDY
     Vice President
     BRT Realty Trust
     60 Cutter Mill Road

     Great Neck, NY 11021


     MARK O. DECKER
     Ferris, Baker Watts, Incorporated
     7601 Lewinsville Road
     Suite 205
     McLean, VA 22102

     MARK O. DECKER, JR.
     Ferris, Baker Watts, Incorporated
     7601 Lewinsville Road
     Suite 205
     McLean, VA 22102

     CHRISTOPHER LUCAS
     Ferris, Baker Watts, Incorporated
     7601 Lewinsville Road
     Suite 205
     McLean, VA 22102

     The following is a summary of all transactions in Company securities by the Participant over the last two years. Unless otherwise indicated, no Participant other than BRT has purchased or sold Common Shares of the Company within the past two years. Unless otherwise indicated, all transactions effected by the Participants were purchases.


     BRT TRANSACTIONS


       DATE OF          AMOUNT OF COMMON         DATE OF         AMOUNT OF COMMON         DATE OF         AMOUNT OF COMMON
     TRANSACTION        STOCK PURCHASED        TRANSACTION       STOCK PURCHASED        TRANSACTION       STOCK PURCHASED
---------------------  ------------------   -----------------   ------------------   -----------------   ------------------
     10/27/1999               1,100            01/13/2000             11,700            03/07/2000             27,600
     10/28/1999               1,700            01/18/2000             16,600(1)         03/08/2000              8,000
     11/01/1999               3,000            01/19/2000              3,000            03/09/2000             52,900
     11/02/1999               1,000            01/20/2000              6,400            03/10/2000             92,900
     11/10/1999               1,000            01/21/2000             34,100            03/14/2000             61,600
     11/11/1999               1,000            01/24/2000              4,000            03/15/2000             79,000
     11/22/1999               1,000            01/25/2000              5,700            03/16/2000             22,600
     11/30/1999               4,000            01/26/2000              7,000            03/17/2000             22,600
     12/09/1999                 500            01/27/2000              1,000            03/20/2000             10,000
     12/13/1999              11,200            01/28/2000              4,900            03/21/2000             48,100
     12/14/1999              13,000            01/31/2000             10,500            03/22/2000             33,900
     12/15/1999              11,700            02/01/2000                200            03/23/2000              7,600
     12/16/1999              16,000            02/02/2000              2,500            04/04/2000              4,000
     12/17/1999              17,000            02/03/2000              6,000            04/05/2000              1,000
     12/20/1999               8,100            02/04/2000              6,900            04/25/2000             10,000
     12/21/1999              10,300            02/07/2000             12,300            05/16/2000              4,000
     12/22/1999              20,000            02/08/2000              3,500            05/17/2000              6,000
     12/23/1999              13,000            02/09/2000             11,000            05/18/2000              3,100
     12/27/1999              13,000            02/10/2000             11,000            05/19/2000             11,500
     12/28/1999              13,000            02/11/2000              5,500            05/22/2000             10,000
     12/29/1999              22,400            02/14/2000             18,000            05/23/2000             12,000
     12/30/1999              78,200            02/15/2000             17,000            05/26/2000             30,000
     12/31/1999               2,000            02/16/2000             21,200            05/30/2000             20,000
     01/03/2000               3,600            02/17/2000             13,900            05/31/2000                500
     01/04/2000               7,000            02/23/2000             31,600            06/02/2000              1,500
     01/05/2000              12,400            02/24/2000             24,500            06/06/2000              4,000
     01/06/2000               7,000(1)         02/25/2000             28,000            06/07/2000              1,700
     01/07/2000               4,100            02/28/2000             14,600            06/09/2000              1,000
     01/10/2000              17,000            03/03/2000             50,000            06/12/2000              2,500
     01/11/2000              11,000            03/06/2000             21,800            07/31/2000              7,800
     01/12/2000              35,400


---------------


(1) These transactions were effected by SASS/Gould.


     Except as described in this Proxy Statement, neither the Participant nor any of his respective affiliates or associates (together, the "Participant Affiliates"), (i) directly or indirectly beneficially owns any securities of the Company or of any subsidiary of the Company or (ii) has had any relationship with the Company in any capacity other than as a Shareholder. Furthermore, except as described in this Proxy Statement, neither the Participant nor any Participant Affiliate is a party to any transaction or series of transactions since January 1, 2000, or has knowledge of any currently proposed transaction or series of transactions, (i) to which the Company or any of its subsidiaries was or is to be a party, (ii) in which the amount involved exceeds $60,000, and
(iii) in which the Participant or Participant Affiliate had or will have, a direct or indirect material interest.

     Except as described in this Proxy Statement, neither the Participant nor any Participant Affiliates has entered into any agreement or understanding with any person respecting any (i) future employment by the Company or its affiliates or (ii) any transactions to which the Company or any of its affiliates will or may be a party. Except as described in this Proxy Statement, there are no contracts, arrangements or understandings by the Participant or Participant Affiliates within the past year with any person with respect to any capital stock of the Company.

                        COST AND METHOD OF SOLICITATION

     BRT will bear the cost of this solicitation. While no precise estimate of this cost can be made at the present time, BRT currently estimates that it will spend a total of approximately $300,000 for its solicitation of proxies, including expenditures for attorneys, solicitors and advertising, printing, transportation and related expenses. As of March 27, 2001, BRT has incurred proxy solicitation expenses of approximately $50,000. BRT expects to seek reimbursement from the Company for its expenses in connection with this solicitation. In addition to soliciting proxies by mail, proxies may be solicited in person or by telephone, telecopy, e-mail or the Internet.

     BRT will also reimburse brokers, fiduciaries, custodians and other nominees, as well as persons holding stock for others who have the right to give voting instructions, for out-of-pocket expenses incurred in forwarding this Proxy Statement and related materials to, and obtaining instructions or authorizations relating to such materials from, beneficial owners of Company capital stock. BRT will pay for the cost of these solicitations, but these individuals will receive no additional compensation for these solicitation services. BRT has retained Ferris, Baker Watts, Incorporated ("Ferris") as its independent financial advisor in connection with the solicitation of proxies and revocations. For such services, BRT has paid Ferris $25,000 and will pay an additional $25,000 upon election of Fredric H. Gould, plus reasonable out-of-pocket expenses. BRT has also agreed to indemnify Ferris against certain liabilities and expenses. BRT has retained the proxy solicitation firm of Georgeson Shareholder Communications Inc. ("Georgeson") at estimated fees of not more than $40,000 in the aggregate, plus reasonable out-of-pocket expenses, to participate in the solicitation of proxies and revocations. BRT also has agreed to indemnify Georgeson against certain liabilities and expenses. BRT estimates that approximately 50 employees of Georgeson will be involved in the solicitation of proxies on behalf of BRT.

                             ADDITIONAL INFORMATION

     Certain information regarding Company Common Shares held by the Company's Trustees, nominees, management and 5% stockholders is contained in the Company's Proxy Statement and is incorporated herein by reference. Information concerning the date by which proposals of security holders intended to be presented at the next annual meeting of stockholders of the Company must be received by the Company for inclusion in the Company's proxy statement and form of proxy for that meeting is also contained in the Company's Proxy Statement and is incorporated herein by reference.

     BRT assumes no responsibility for the accuracy or completeness of any information contained herein which is based on, or incorporated by reference to, the Company's Proxy Statement.

                                BRT REALTY TRUST


March 30, 2001

                                   IMPORTANT

 PLEASE REVIEW THIS DOCUMENT AND THE ENCLOSED MATERIALS CAREFULLY. YOUR VOTE IS
         VERY IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

1. If your shares are registered in your own name, please sign, date and mail the enclosed WHITE Proxy Card to Georgeson Shareholder Communications Inc. in the postage-paid envelope provided today.

2. If you have previously signed and returned a proxy card to Entertainment Properties Trust, you have every right to change your vote. Only your latest dated card will count. You may revoke any proxy card already sent to Entertainment Properties Trust by signing, dating and mailing the enclosed WHITE Proxy Card in the postage-paid envelope provided. Any proxy may be revoked at any time prior to the 2001 Annual Meeting by sending a new proxy card to Georgeson Shareholder Communications Inc. or the Secretary of Entertainment Properties Trust, or by voting in person at the 2001 Annual Meeting.

3. If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can sign a WHITE Proxy Card with respect to your shares and only after receiving your specific instructions. Accordingly, please sign, date and mail the enclosed WHITE Proxy Card in the postage-paid envelope provided, and to ensure that your shares are voted, you should also contact the person responsible for your account and give instructions for a WHITE Proxy Card to be issued representing your shares.

4. After signing the enclosed WHITE Proxy Card do not sign or return the Company's proxy card unless you intend to change your vote, because only your latest dated proxy card will be counted.


If you have any questions about giving your proxy or require assistance, please call:


                [GEORGESON SHAREHOLDER COMMUNICATIONS INC. LOGO]

                                17 State Street
                               New York, NY 10004
                        Banks and Brokers (212) 440-9800
                         Call Toll-Free: 1-800-223-2064

                    IN OPPOSITION TO THE BOARD OF TRUSTEES OF
                         ENTERTAINMENT PROPERTIES TRUST
               PROXY FOR THE 2001 ANNUAL MEETING OF SHAREHOLDERS


              THIS PROXY IS SOLICITED ON BEHALF OF BRT REALTY TRUST

         The undersigned hereby appoints Fredric H. Gould and Simeon Brinberg, or either of them proxies for the undersigned with full power of substitution, to vote all shares of beneficial interest of Entertainment Properties Trust (the "Company") which the undersigned is entitled to vote at the Company's 2001 Annual Meeting of Shareholders, and any postponements or adjournments thereof (the "Meeting"), hereby revoking all prior proxies, on the matters set forth below as follows:

         BRT REALTY RECOMMENDS A VOTE FOR PROPOSAL 1 AND 2.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED. IF A CHOICE IS NOT SPECIFIED, THE PROXY WILL BE VOTED FOR THE NOMINEE LISTED BELOW AND FOR THE RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY FOR 2001.

[X]   Please mark your votes as in this example.

1.    Election of Trustee: Fredric H. Gould

      FOR the nominee listed above      WITHHOLD AUTHORITY to vote for the
                                        nominee listed above (If you do not
                                        check this box, your shares will be
                                        voted in favor of the nominee.)

                  [_]                                 [_]


2. Proposal to Ratify Appointment of Ernst & Young LLP as Independent Accountants for 2001.


          FOR                        AGAINST                     ABSTAIN
          [_]                          [_]                          [_]

3.    To act upon any other matters that may properly come before the meeting.

PLEASE MARK YOUR VOTES(ON REVERSE SIDE), SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

      Please sign exactly as your name appears on this Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by the authorized person.

      Date: _______________, 2001         ______________________________
                                             Signature of Shareholder

                                          _______________________________
                                             Signature of Shareholder